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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2004

The New York Times Company
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-5837 (Commission File Number)	13-1102020 (IRS Employer Identification No.)
229 West 43d Street, New York, New York 10036 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 556-1234

ITEM 7. Financial Statements and Exhibits

        The following exhibits are furnished pursuant to Item 12:

Exhibit 99.1	The New York Times Company Earnings Press Release dated April 12, 2004
Exhibit 99.2	The New York Times Company Newspaper Advertising Revenue Press Release dated April 12, 2004

ITEM 12. Results of Operations and Financial Condition

        On April 12, 2004, The New York Times Company issued a press release announcing the Company's earnings for the quarter ended March 28, 2004. On April 12, 2004, the Company also issued a press release announcing the Company's newspaper advertising revenue for the quarter ended March 28, 2004. Copies of these press releases are furnished with this report as exhibits to this Form 8-K.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY
Date: April 12, 2004	By:	/s/ Rhonda L. Brauer
Rhonda L. Brauer Secretary and Senior Counsel

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  ITEM 7. Financial Statements and Exhibits
  ITEM 12. Results of Operations and Financial Condition
SIGNATURE